January 1, 1999





Board of Directors
Columbia Capital Corp.
1157 North 5th Street
Abilene, Texas  79601


         RE: CONTRIBUTION TO CAPITAL OF COLUMBIA CAPITAL CORP. ("CLCK")

Gentlemen:

         The undersigned, Douglas R. Baetz and Glenn M. Gallant (the "Shareholders"), who collectively own approximately 85% of the issued and outstanding stock of CLCK, hereby offer to make a contribution ("Contribution") to the capital of CLCK consisting of 950,000 shares of the issued and outstanding common stock of Fi-Scrip, Incorporated, a Nevada corporation ("Fi-Scrip"), which constitutes 100% of the issued and outstanding shares of stock of Fi-Scrip ("Fi-Scrip Shares"). No additional shares of CLCK stock are to be issued to the Shareholders nor will CLCK pay any consideration of any kind.

         In connection with the Contribution, the Shareholders hereby represent the following:

         1) The Shareholders are the sole owners of the Fi-Scrip Shares, which are free and clear of any lien, mortgage, charge, security interest, pledge, or other encumbrance or adverse claim or interest of any kind. Each of the Shareholders has the right and power to assign all of his right, title and interest in and to the Fi-Scrip Shares, and each of the Shareholders further represents and warrants that the Fi-Scrip Shares constitute all of his right and interest in Fi-Scrip and each has not made any prior transfer, sale, assignment, pledge, hypothecation or encumbrance to any other person or entity of any right or interest in the Fi-Scrip Shares.

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Board of Directors
January 1, 1999
Page 2



         2) Each of the Shareholders has duly taken all necessary action to authorize the execution, delivery and performance of this letter agreement and any other instruments and agreements contemplated hereby. Such execution, delivery and performance does not and will not, to the best of each of Shareholders' knowledge, constitute a default under or a violation of any agreement, order, award, judgment, decree, statute, law, rule, regulation or any other instrument to which each of Shareholders is a party or by which each of Shareholders or the property of each of Shareholders may be bound or may be subject. This agreement constitutes the legal valid and binding obligations of each of Shareholders, enforceable against each of Shareholders in accordance with its terms.

         3) Shareholders have furnished CLCK with true and correct copies of the unaudited balance sheet of Fi-Scrip, as of December 31, 1998, and income statements for the one month and twelve month periods ended December 31, 1998 ("Fi-Scrip Financial Statements"). The Fi-Scrip Financial Statements fairly present the financial position and the results of operations of Fi-Scrip as of the date and for the periods stated therein, and have been prepared in accordance with generally accepted accounting principles consistently applied with prior periods. To the best of the knowledge of each of Sellers, since December 31, 1998, Fi-Scrip has not suffered any material adverse change in its financial condition, assets, liabilities or reserves, and no event has occurred and no action has been taken by Shareholders or, to the best knowledge of Shareholders any other person, nor is any such event or action contemplated or, to the best knowledge of Shareholders threatened, which might reasonably be expected to have a material adverse effect on Fi-Scrip or its operations or its financial condition, except that no representation or warranty is made hereunder as to general economic conditions or matters affecting Fi-Scrip's industry generally.

         4) Shareholders understand that CLCK is assuming no obligation or liability of Fi-Scrip in connection with this Contribution nor any obligation or liability of either of the Shareholders in connection with this Contribution.


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Board of Directors
January 1, 1999
Page 3


         If the Contribution of Fi-Scrip Shares is acceptable to you on the terms set forth herein, please sign this agreement where indicated and return it to the undersigned.

                                       Very truly yours,

                                       ("Shareholders")




                                        /s/ Douglas R. Baetz
                                        --------------------
                                        Douglas R. Baetz



                                        /s/ Glenn M. Gallant
                                        --------------------
                                        Glenn M. Gallant

Agreed and accepted as of the date first set forth above:

COLUMBIA CAPITAL CORP.


By: /s/ Kenneth A. Klotz
    --------------------
      Kenneth A. Klotz
      President